Exhibit 10.1


                                                                  Execution Copy


                             SECOND AMENDMENT TO THE
                        LIMITED PARTNERSHIP AGREEMENT OF
                           LEXINGTON/LION VENTURE L.P.

           This SECOND AMENDMENT TO THE LIMITED PARTNERSHIP AGREEMENT OF LEXINGTON/LION VENTURE L.P., dated September 30, 2004 and effective as of August 11, 2004 (this "Amendment"), is made and entered into by and among Lexington Corporate Properties Trust, a Maryland real estate investment trust ("LXP"), LXP GP, LLC, a Delaware limited liability company ("LXP GP"), CLPF-LXP/LV, L.P., a Delaware limited partnership (the "Fund"), and CLPF-LXP/Lion Venture GP, LLC, a Delaware limited liability company (the "Fund GP"). Unless otherwise defined, all defined terms used herein shall have such meaning ascribed such terms in the Partnership Agreement.

           WHEREAS, Lexington/Lion Venture L.P., a Delaware limited partnership (the "Partnership") is governed by that certain Limited Partnership Agreement, dated and effective as of October 1, 2003, by and among LXP, as a limited partner of the Partnership, LXP GP, as a general partner of the Partnership, the Fund, as a limited partner of the Partnership, and the Fund GP, as a general partner of the Partnership, (the "Partnership Agreement");

           WHEREAS, the Partnership Agreement was amended by that certain First Amendment to the Partnership Agreement, dated as of December 4, 2003;

           WHEREAS, pursuant to Section 12.12 of the Partnership Agreement, the Partnership Agreement may not be amended without the written consent of all of the Partners; and

           WHEREAS, the parties hereto, constituting all of the Partners, desire to amend the Partnership Agreement in the manner set forth herein.

           NOW, THEREFORE, the Partners, effective for all purposes as of the date hereof, hereby amend the Partnership Agreement as follows.

           1.   Amendment  to  Section   3.8(a)  -  Limitation  on   Partnership
Indebtedness. Section 3.8 of the Partnership Agreement is hereby amended by deleting the figure "$150,000,000" and replacing it with "$277,500,000."

                  [Remainder of Page Intentionally Left Blank]

           2. Amendment to Schedule 1 - Names and Capital Commitments of Partners. Schedule 1 of the Partnership Agreement is hereby amended by deleting it in its entirety and replacing it with:

                                   SCHEDULE 1

                    Names and Capital Commitments of Partners
                    -----------------------------------------

              Partner Name             Capital Commitment      Percentage
              ------------             ------------------      ----------
                                                                Interest
                                                                --------

Lexington Corporate Properties Trust     $55,435,713.57              29.85%
LXP GP, LLC                                 $278,571.43                .15%
CLPF-LXP/LV, L.P.                       $129,350,000.00              69.65%
CLPF-LXP/Lion Ventre GP, LLC                $650,000.00                .35%

           3. Amendment to Paragraph 12(a)(ii)(z) of Schedule 5 - Calculation of Purchase Price. Paragraph 12(a)(ii)(z) of Schedule 5 of the Partnership Agreement is hereby amended by deleting the figure "$19.00" and replacing it with "$19.98."

           4. Ratification and Confirmation of the Partnership Agreement; No Other Changes. Except as modified by this Amendment, the Partnership Agreement is hereby ratified and affirmed in all respects. Nothing herein shall be held to alter, vary or otherwise affect the terms, conditions and provision of the Partnership Agreement, other than as stated above.

           5. Further Assurances. Each of the parties hereto covenants and agrees to promptly take such action, and to cause such party's affiliates to promptly take such action, as may be reasonably required to effectively carry out the intent and purposes of this Amendment.

           6. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Delaware, without giving effect to the provisions, policies or principles thereof relating to choice or conflict of laws.

           7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, this Amendment is executed effective as of the date first set forth above.



                          LXP GP
                          ------

                          LXP GP LLC


                          By:/s/ Patrick Carroll
                             ----------------------------------
                             Name:  Patrick Carroll
                             Title: Executive Vice President

                          LXP
                          ---

                          LEXINGTON CORPORATE PROPERTIES TRUST


                          By:/s/ Patrick Carroll
                             ----------------------------------
                             Name:   Patrick Carroll
                             Title:  Executive Vice President

                          THE FUND GP
                          -----------

                          CLPF-LXP/LION VENTURE GP, LLC

                          By: CLPF-LXP/LV, L.P., a Delaware limited
                          partnership, its sole member
                          By: CLPF-LXP/LV GP, LLC, a Delaware limited
                          partnership, its general partner
                          By: Clarion Lion Properties Fund Holdings, L.P., a Delaware limited partnership, its sole member
                          By: CLPF-Holdings, LLC, a Delaware limited liability company, its general partner
                          By: Clarion Lion Properties Fund Holdings REIT, LLC,
                          a Delaware limited liability company, its sole member
                          By: Clarion Lion Properties Fund, LLC, a Delaware limited liability company, its managing member
                          By: Clarion Partners LLC, a New York limited liability company, its manager


                          By:   /s/ Patrick Goulding
                                ------------------------------
                                Name: Patrick Goulding
                                Title: Authorized Signatory

                          THE FUND
                          --------

                          CLPF-LXP/LV, L.P.

                          By: CLPF-LXP/LV GP, LLC, a Delaware limited
                          partnership, its general partner
                          By: Clarion Lion Properties Fund Holdings, L.P., a Delaware limited partnership, its sole member
                          By: CLPF-Holdings, LLC, a Delaware limited liability company, its general partner
                          By: Clarion Lion Properties Fund Holdings REIT, LLC, a Delaware limited liability company, its sole member
                          By: Clarion Lion Properties Fund, LLC, a Delaware limited liability company, its managing member
                          By: Clarion Partners LLC, a New York limited liability company, its manager


                          By: /s/ Patrick Goulding
                             ----------------------------------
                             Name:  Patrick Goulding
                             Title: Authorized Signatory